Subsequent Events	9 Months Ended
Sep. 30, 2024
Subsequent Events
Subsequent Events

12.    Subsequent Events

Securities Purchase Agreement — On October 27, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with DQI Holdings, Inc. (“DQI”). Pursuant to the terms of the SPA, the Company agreed to sell, and DQI agreed to purchase from, at the closing of the SPA (the “Closing”) and upon the terms and subject to the conditions set forth in the SPA, 90,910 shares of Class A Common Stock, par value $0.01 of the Company (the “Class A Common Stock”) at $3.30 per share, subject to adjustment in certain circumstances.

On October 28, 2024 (the “Closing Date”), the Closing of the SPA occurred, and the Company received a cash payment of $300,000. The 90,910 shares of Class A Common Stock are held abeyance as of the date of this Quarterly Report on Form 10-Q. The Closing of the SPA was subject to a number of customary closing conditions, including, but not limited to, the Company’s entry into a Registration Rights Agreement, the execution of which were conditions to the Closing of the SPA.

Secured Promissory Note — On November 13, 2024, the Company received a loan pursuant a secured promissory note in the principal amount of $3.00 million. The note accrues interest at a rate of 14% per annum, computed as simple interest on the basis of a year of 365 days. Principal and any accrued but unpaid interest under this note shall be due and payable by the Company upon demand of the noteholder at any time after January 12, 2025. The note is secured by all of the Company’s assets, including its receivables.